UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 23, 2019

CONNECTONE BANCORP, INC.

(Exact name of Company as specified in its charter)

New Jersey	000-11486	52-1273725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

301 Sylvan Avenue
Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Company's telephone number, including area code  (844) 266-2548

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CNOB	NASDAQ

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 23, 2019, ConnectOne Bancorp, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”), for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the proposals set forth below, as described in the Company’s definitive proxy materials filed with the SEC on April 22, 2019.

On April 8, 2019, the record date for the Annual Meeting, there were a total of 35,447,379 shares of common stock outstanding and entitled to vote at the Annual Meeting. A total of 32,662,406 shares of common stock were represented in person or by proxy at the Annual Meeting. The proposals voted on and approved by the shareholders at the Annual Meeting, and the final voting results with respect to such proposals, were as follows:

Proposal 1: The election of eleven persons to serve as directors for one year terms. The following is a list of the directors elected at the Annual Meeting with the number of votes For and Withheld, as well as the number of Abstentions and Broker Non-Votes:

**	FOR	WITHHELD	BROKER NON-VOTES
FRANK SORRENTINO III	26,599,374	304,056	5,758,976
FRANK W. BAIER	26,638,396	265,034	5,758,976
ALEXANDER A. BOL	26,633,606	269,824	5,758,976
STEPHEN T. BOSWELL	26,174,756	728,674	5,758,976
KATHERIN NUKK-FREEMAN	26,652,119	251,311	5,758,976
FRANK HUTTLE III	25,834,622	1,068,808	5,758,976
MICHAEL KEMPNER	26,623,754	279,676	5,758,976
NICHOLAS MINOIA	26,174,537	728,893	5,758,976
JOSEPH PARISI JR.	26,635,032	268,398	5,758,976
DANIEL RIFKIN	26,650,398	253,032	5,758,976
WILLIAM A. THOMPSON	26,117,284	786,146	5,758,976

Proposal 2: The vote upon a non-binding resolution approving the compensation of the Company’s executive officers.

For: 25,297,845 ; Against: 1,337,891; Abstentions: 267,694; Broker Non-Votes: 5,758,976

Proposal 3: The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for 2019 was approved. The number of votes For and Against with regard to this proposal, as well as the number of Abstentions was as follows:

For: 32,467,804;  Against: 136,655;  Abstentions: 57,947.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNECTONE BANCORP, INC.
(Registrant)

Dated: May 23, 2019	By: /s/ William S. Burns__________
WILLIAM S. BURNS
Executive Vice President and
Chief Financial Officer